EXHIBIT 32

                           CERTIFICATION PURSUANT TO
                                  18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Diversified Product Inspections, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                         /s/ John Van-Zyll
                         --------------------------------------------
                         By: John Van-Zyll
                         Chief Executive Officer/Chief Financial Officer
                         Date: August 13, 2004